UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                           FORM 8-K -- CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 1995


       INTERNATIONAL RESEARCH AND DEVELOPMENT CORPORATION
       (Exact Name of Registrant as Specified in Charter)


     Delaware                0-7059                38-1688261
(State or other          Commission File      (I.R.S. Employer
jurisdiction of               Number          Identification No.)
incorporation or
organization)


500 North Main Street, Mattawan Michigan               49071
(Address of principal executive offices)            (Zip Code)


                         (616) 668-3336
        Registrant's telephone number, including area code


                         Not Applicable
      (Former name, former address and former fiscal year,
                 if changed since last report.)


Item 5.  Other Events.

     On October 12, 1995, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

       99.1              Press release dated October 12, 1995
                         issued by the Registrant


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INTERNATIONAL RESEARCH AND
                              DEVELOPMENT CORPORATION
                              (Registrant)

Date:  October 16, 1995
                              /s/ Curt Dally
                              __________________________
                              Curt Dally
                              Treasurer